Immunic
THERAPEUTICS

Positive Interim Data of Vidofludimus Calcium in Progressive Multiple Sclerosis

Phase 2 CALLIPER Trial

October 10, 2023

Cautionary Note Regarding Forward-Looking Statements

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Disability Worsens Over Time in All Forms of MS

The Different Indications Have Different Paths and Drivers of the Disability Progression

Relapsing Forms of MS (RMS)

RRMS

- Relapses and MRI lesions dominate clinical course



Disability Worsening
Relapse
Time

Active SPMS

- Fewer relapses and lesions with continuous disability progression



Disability Worsening
aSPMS
Time

Progressive Forms of MS (PMS)

Non-Active SPMS

- Relapses have stopped, but disability progression continues



Disability Worsening
RMS Phase
n-aSPMS
Time

PPMS

- Disability worsening without relapses from the start



Disability Worsening
Time

Relapses & MRI lesions / focal inflammation (RAW)

Smoldering disease and progression independent of relapse activity (PIRA)*

Adapted from Kretzschmar A., MSVirtual2020; *Lublin FD, et al. Brain. 2022 Sep 14;145(9):3147-3161

MS: multiple sclerosis; MRI: magnetic resonance imaging; RAW: relapse-associated worsening; PIRA: progression independent of relapse activity; RRMS: relapsing-remitting MS; SPMS: secondary progressive MS; PPMS: primary progressive MS; a: active; n-a: non-active

Phase 2 CALLIPER Trial

Background Information

CALLIPER: Ongoing Phase 2 Clinical Trial in Progressive Multiple Sclerosis (PMS)



Screening Period
Main Treatment Period (Blinded)
Maximum 120 Weeks
Visits every 12 weeks
Main Analysis
R
45 mg IMU-838
Placebo
EoMT
EoMT
OLE
BL MRI (Gd+)
MRI
MRI
MRI (Gd+)
MRI (Gd+)
D-28 to -3
D-8 to-1
D1
W24
W48
W72
EoMT⁺
EoS (EoMT+ 28 days)
Interim Biomarker Analysis

Multicenter, Randomized, Double-Blind, Placebo-Controlled Phase 2 Trial*

- Coordinating Investigator: Robert J. Fox, M.D., Cleveland Clinic
- 467 patients enrolled at more than 70 sites in North America, Western, Central and Eastern Europe
- Randomization to 45 mg vidofludimus calcium or placebo QD
- Primary endpoint: annualized rate of percent brain volume change up to 120 weeks
- Blinded 120-week main treatment period
- Optional, approximately 8-year, open-label extension period

Included Patient Population: Progressive Forms of MS

- Adult patients aged 18 to 65 years
- PPMS or SPMS diagnosis (Revised McDonald criteria 2017)
- EDSS score at screening between 3.0 to 6.5
- No evidence of relapse in last 24 months before randomization
- Evidence of disability progression

*NCT05054140 +EoMT: at W120 or when last enrolled patient reaches W72
BL: baseline; D: day; EoMT: end of main treatment period; EoS: end of study; MRI: magnetic resonance imaging; Gd+: gadolinium-enhancing; OLE: open-label extension; R: randomization; W: week; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; EDSS: Expanded Disability Status Scale; QD: quaque die = once-daily

Patient Demographics and Baseline Characteristics

Total Study Population of 467 Enrolled Patients

Progressive Disease Subtypes



N=37
7.9%
N=152
32.5%
N=278
59.5%
Primary progressive MS
Non-active secondary progressive MS
Active secondary progressive MS
Total N=467

Baseline Characteristics

Baseline Patient Characteristics	Total (N=467)
Age [years], median (min-max)	51.0 (21-65)
Gender (n and % female)	302 (64.7 %)
Race (n and % White)	460 (98.7 %)
BMI [kg/m^2], median (min-max)	25.0 [15.8 – 46.6]
SDMT [points], median (min-max)	35.0 [0-180]
EDSS at Visit 1, median (min-max)	5.5 [2.5-6.5]
MS relapses during last 24 h, median (min-max)	0.0 [0-1]

Disease subtype information are used as diagnosis entered by investigator at study entry
BMI: body mass index; SDMT: Symbol Digit Modalities Test; EDSS: Expanded Disability Status Scale

Interim Analysis of the Phase 2 CALLIPER Trial

Prospectively Planned Interim Biomarker Analysis

- Interim analysis for biomarkers serum neurofilament light chain (NfL) and glial fibrillary acidic protein (GFAP), when approximately half of the enrolled subjects (≈225 patients) have completed 24 weeks of treatment
- No clinical endpoints evaluated to protect scientific integrity of final analysis; no formal inferential statistical analysis performed
- Data analysis prepared by an unblinded statistician – company, investigators and patients remain blinded to individual treatment assignments
- Of the patients included, data are presented only for those patients with baseline and post-dose values available
- Independent Data Monitoring Committee performed unblinded safety analysis: **no new safety alerts; recommended to continue this trial without changes**

Immunic THERAPEUTICS

Neurofilament Light Chain (NfL)

Background Information

Neurofilaments Are Neuronal Proteins That Release Several Peptides Measurable in Blood (Upon Neuronal Cell Death)

Cross-Disease Neurologic Biomarker for Neurogenerative Diseases

- Neurofilaments are highly specific neuronal proteins that, during neuronal injury, release several peptides into cerebrospinal fluid (CSF) and are eventually also measurable in blood
- Comprises 85% of central nervous system (CNS) cytoskeleton proteins
- Elevated blood concentrations of neurofilament light chain (NfL) found to correlate with an increase in the number of relapses, and MRI disease activity



First-generation and second-generation neurofilament assays
Third-generation and fourth-generation neurofilament assays
Analytical platforms
Axonal injury
Neurofilament
CSF
Blood

Left: Kuhle J. et al., Mult Scler. 2013;19(12):1597-1603; Kuhle J. et al., Neurology. 2019;92(10):e1007-e1015; Gaiottino J. et al., PLoS One. 2013;8(9):e75091; Morris JR, Lasek RJ, J Cell Biol. 1982 Jan;92(1):192-8; Fuchs E, Cleveland DW, Science. 1998;279(5350):514-519; Bridel C. et al., JAMA Neurol. 2019;76(9):1035-1048 / Right: Khalil M. et al., Nat Rev Neurol 14, 577–589 (2018) / MRI: magnetic resonance imaging

Immunic THERAPEUTICS

PPMS Patients Treated with Ocrelizumab That Achieved Lower Levels of NfL Had a Lower Risk for Future Disability



ORATORIO (OCR arm)
DB: OCR
OLE: OCR
Year 3
P=0.058
Year 5 | OLE baseline
P=0.019
Year 9 | OLE Y7
log-rank P=0.0003
H
L
Cumulative Probability of CDP24 on EDSS (%)
100%
75%
50%
25%
0%
0 24 48 72 96 120 144 168 192 216 240 264 288 312 336 360 384 408 432
Weeks
W48 pNfL
No. at Risk
Low
High

W48 pNfL	0	24	48	72	96	120	144	168	192	216	240	264	288	312	336	360	384	408	432
Low	101	101	101	99	94	87	83	78	74	70	67	65	59	57	55	53	51	49	30
High	208	208	208	200	184	159	149	143	127	113	103	90	82	75	66	60	57	56	34

Ocrelizumab ORATORIO Study in PPMS as Historical Comparison

- Blood NfL levels re-baselined at Week 48, an optimized cut-off was created between high (H) and low (L) NfL levels
- Patients then followed in continuing double-blind and/or OLE treatment with ocrelizumab, monitored for 24-week CDP over 8 years

Findings:

- Relationship found between Week 48 blood NfL and risk for subsequent 24-week CDP in PPMS patients
- **Patients with low NfL levels have a lower risk of future disability worsening**

Bar-Or A. et al., EBioMedicine. 2023 Jul;93:104662

PPMS: primary progressive multiple sclerosis; OCR: ocrelizumab; DB: double-blind; OLE: open-label extension; EDSS: Expanded Disability Status Scale; H: high; L: low; pNfL: plasma neurofilament light; sNfL: serum neurofilament light; CDP: confirmed disability progression

Historical Comparison: Ocrelizumab, the Only Approved Drug for PPMS, Reduced Blood NfL Levels in the ORATORIO Study

ORATORIO Showed a 12.4 % Delta for 24-Week Serum NfL Levels for Ocrelizumab Versus Placebo

- Blood NfL levels (geometric mean and 95% CI, top) and relative change from baseline (% reduction in GM and 95% CI, bottom) during the controlled treatment in ORATORIO regulatory trial for PPMS
- Spread of NfL levels at Week 24 ocrelizumab versus placebo: **Δ** of 12.4 %
- Ocrelizumab was approved based on ORATORIO study results for PPMS

NfL levels from the HD cohort were adjusted to median ages in ORATORIO (47 years) to determine median, 10th percentile, and 90th percentile levels

†Significant reduction in NfL following ocrelizumab treatment vs. comparator arms; plots show GMs of NfL and 95% CIs



ORATORIO
Plasma NfL (pg/mL)
12.0
10.0
8.0
6.0
4.0
11.3
10.5
10.0
9.9
10.3
9.6
10.3
9.3
10.3
9.4
10.3
9.1
9.8
9.0
PBO
OCR
90th percentile HD pNfL*
Median HD pNfL*
10th percentile HD pNfL*
Change in plasma NfL from baseline (%)
0.0
-20.0
-40.0
-60.0
-5.4%
-2.5%
-1.9%
-2.1%
-1.9%
-6.7%
-12.4%
-14.9%
-17.6%†
-16.5%†
-19.0%†
-20.2%†
PBO
OCR

Weeks	0	12	24	48	72	96	120
PBO	170	164	160	153	142	136	121
OCR	339	315	320	313	302	290	285

Bar-Or A. et al., EBioMedicine. 2023 Jul;93:104662

PPMS: primary progressive multiple sclerosis; OCR: ocrelizumab; PBO: placebo; HD: healthy donor; pNfL: plasma neurofilament light; sNfL: serum neurofilament light; CI: confidence interval; GM = geometric mean; CI = confidence interval

Neurofilament Light Chain (NfL)

Interim Analysis of the Phase 2 CALLIPER Trial

Improvements in Serum NfL for Vidofludimus Calcium Consistent Throughout the Overall PMS Population and All Subtypes



Change to Week 24 as Compared to Placebo in % of Baseline
Overall PMS Population
PPMS
n-aSPMS
aSPMS
10%
0%
-10%
-20%
-30%
-40%
-50%
N=102 (IMU-838)
N=101 (Placebo)
N=32 (IMU-838)
N=27 (Placebo)
N=62 (IMU-838)
N=62 (Placebo)
N=8 (IMU-838)
N=12 (Placebo)
-22.4%
*
p=0.01, post-hoc
-18.8%
-20.1%
-43.3%

Standard deviation for change from baseline in % of baseline: CALLIPER week 24: IMU-838 35.7%, PPMS: IMU-838 7.1%, n-aSPMS: IMU-838 14.7%, aSPMS: IMU-838 10.3%, 95% Hodges-Lehmann confidence bound EMPhASIS week 24 for 45mg IMU-838: lower boundary -41.0%, upper boundary -12.0%, includes all randomized patients with available neurofilament data at interim analysis, arithmetic mean value for group averages; aSPMS and n-aSPMS designation as per diagnosis by clinical investigator at study entry

RRMS: relapsing-remitting multiple sclerosis; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; n-a: non-active; a: active

NfL Reduction Compares Favorably with Other MS Therapies

CALLIPER Interim Data Compared to Select Historical Trials



Vidofludimus PPMS (CALLIPER)
Ocrelizumab PPMS (ORATORIO)
Vidofludimus n-aSPMS (CALLIPER)
Siponimod n-aSPMS (EXPAND)***
Vidofludimus aSPMS (CALLIPER)
Siponimod aSPMS (EXPAND)***
Vidofludimus RRMS (EMPhASIS)
Ocrelizumab RMS (OBOE)
Evobrutinib RRMS (Phase 2)
10%
0%
-10%
-20%
-30%
-40%
-50%
N=32 (IMU-838) N=27 (PCO)
N=320 (Active) N=160 (PCO)
N=62 (IMU-838) N=62 (Placebo)
N=207 (Active) N=107 (PCO)
N=8 (IMU-838) N=12 (Placebo)
N=102 (Active) N=48 (PCO)
N=64 (IMU-838) N=64 (PCO)
N=100 (Active, from baseline)
N=35 (Active) N=45 (PCO)
-18.8%
-12.4%*
-20.1%
-4.4%**
-43.3%
-21.4%**
-26.0%
-18.6%
-16.8%
PMS
RMS

N = Number of patients in the 45 mg IMU 838 groups, only patients with both baseline and week 24 values considered for change from baseline analysis, arithmetic mean value for group averages; includes all randomized patients with available Nfl data at interim analysis
Standard deviation for change from baseline in % of baseline: CALLIPER week 24: IMU 838 35.7%; 95% Hodges Lehmann confidence bound EMPhASIS week 24 for 45mg IMU 838: lower boundary -41.0%, upper boundary -12.0%
ORATORIO: Bar-Or A. et al., EBioMedicine. 2023 Jul;93:104662; EXPAND: Leppert D., et al., Neurology. 2022 May 24;98(21):e2120-e2131; OBOE: Cross A. et al., Neurology Apr 2019, 92 (15 Supplement) S56.008; evobrutinib: Kuhle J. et al., AAN 2021 Virtual Congress
*plasma NfL levels; ** 12 month data; *** Displayed are data for subpopulation without relapses (n-aSPMS) and with relapses (aSPMS); PCO: placebo; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; RRMS: relapsing remitting multiple sclerosis; RMS: relapsing multiple sclerosis; n-a: non-active; a: active

Improvements in Serum NfL for Vidofludimus Calcium in Patients With/Without Disease or MRI Activity


Change to Week 24 as Compared to Placebo in % of Baseline
10%
0%
-10%
-20%
-30%
-40%
Overall PMS Population
N=102 (IMU-838)
N=101 (Placebo)
-22.4%
aPMS
N=27 (IMU-838)
N=35 (Placebo)
-31.7%
n-aPMS
N=75 (IMU-838)
N=66 (Placebo)
-16.4%
aMRI
N=26 (IMU-838)
N=32 (Placebo)
-33.6%
n-aMRI
N=76 (IMU-838)
N=69 (Placebo)
-15.7%

Active Disease = any MS disease activity shown as <new or enlarging T2 MRI lesions> OR <new Gd+ MRI lesions> OR <relapse>; non active Disease = all but active disease
Active MRI = activity shown as <new or enlarging T2 MRI lesions> OR <new G+ MRI lesions>; non active MRI = all but active MRI
Standard deviation for change from baseline in % of baseline: CALLIPER week 24: IMU 838 35.7%, active disease 48.2%, non active disease 30.1%, active MRI 48.7%, non active MRI 30.1%; 95% Hodges Lehmann confidence bound EMPhASIS week 24 for 45mg IMU 838: lower boundary -41.0%, upper boundary -12.0%, includes all randomized patients with available neurofilament data at interim analysis, arithmetic mean value for group averages, includes all randomized patients with available neurofilament data at interim analysis / RRMS: relapsing remitting multiple sclerosis; n a: non active; a: active

Vidofludimus Calcium Shows Lowering of NfL at Week 24 in Patients with Non-Active PMS Disease (“Smoldering Disease”)

First-in-Class Nurr1 Activator, Targeting Improvement of Physical Ability of MS Patients

Nurr1 Activator

- Protecting neurons from cell death
- Continuous effect independent from focal inflammation



DHODH Inhibitor

- Selective anti-inflammatory effect reduces focal inflammation
- Antiviral effect prevents reactivation of EBV and could stop cross reactive immune responses



Blocking of Th17/Th1 cytokines



Nurr1: nuclear receptor related 1; DHODH: dihydroorotate dehydrogenase; EBV: Epstein-Barr virus

Substantive Reduction of Serum NfL Levels Observed in CALLIPER Interim Analysis – Promising Signal for Study Readout


X-RAY
HOSPITAL No:

- NfL levels reduced by 22.4% versus placebo in vidofludimus calcium treatment arm
- Reduction of NfL consistently shown across all subgroup analyses
- NfL effect observed in non-active SPMS reinforces vidofludimus calcium's neuroprotective potential
- NfL interim results at least comparable with historical studies
- Data from other studies hint that lowering of NfL during continuing treatment in PPMS patients may reduce future disability worsening

Immunic THERAPEUTICS

Glial Fibrillary Acidic Protein (GFAP)

Interim Analysis of the Phase 2 CALLIPER Trial

Biology of Glial Fibrillary Acidic Protein (GFAP)

GFAP is a Non-Neuronal Biomarker Presumably Related to Diffuse Brain Disease

- Astrocytes are the most numerous non-neuronal cells in the human central nervous system (CNS)
  - Provide cytoskeleton structure
  - Perform metabolic, structural, homeostatic, and neuroprotective tasks
- Astrocytes are the main source of GFAP
  - GFAP is therefore not a direct marker of neurodegeneration
  - Presumably of a more diffuse glial activation in diffuse chronic-active brain disease such as non-relapsing PMS[1]
  - Relatively stable biomarker generally thought to evolve more slowly and with less amplitude than NfL[2]


Astrocyte
Neurons
Blood vessel

[1] Absinta M. et al. Nature. 2021 Sep; 597(7878): 709-714; [2] Meier S. at al. JAMA Neurol. 2023 Feb 6;80(3):287–97; picture: Harada K. et al., Front Neurosci. 2016 Jan 12;9:499

Promising Early Signal for GFAP in the Overall PMS Population

Change in GFAP as Compared to Normalized Baseline

Total Interim Analysis Population (24-Week Completer)

N=102 (45 mg IMU-838), N=101 (Placebo)



Serum GFAP concentrations (in ng/L)
15
10
5
0
7.68
(4.37%)
6.53
(3.71%)
Baseline
24 Weeks
Placebo __ 45 mg IMU-838 __

48-Week Completer Subpopulation

N=41 (45 mg IMU-838), N=38 (Placebo)



Serum GFAP concentrations (in ng/L)
25
20
15
10
5
0
-5
10.96
(6.47%)
10.87
(6.42%)
6.06
(3.48%)
4.63
(2.66%)
Baseline
24 Weeks
48 Weeks
Placebo __ 45 mg IMU-838 __

N = Number of patients in the corresponding treatment groups, only patients with both, baseline value and a week 24 and/or week 48 value, are considered for this change from baseline analysis, baseline normalized between treatment arms
The graphs display the change in nominal group averages from baseline and in parentheses displayed as change from baseline in % of baseline
Arithmetic mean value for group averages and standard error, includes all randomized patients with available neurofilament data at interim analysis

Promising Signal for GFAP Observed in CALLIPER Interim Analysis



- Although early, interim GFAP data showed a promising initial signal
- Progression of GFAP response is generally thought to evolve more slowly and with lower amplitude than NfL
- Company believes that a longer follow-up may further strengthen this signal

Immunic THERAPEUTICS

Positive Interim Biomarker Data of Vidofludimus Calcium in Progressive Multiple Sclerosis (PMS)



- Biomarker evidence that vidofludimus calcium's activity extends beyond the previously observed anti-inflammatory effects, thereby further reinforcing its neuroprotective potential
- Vidofludimus calcium aiming to address high unmet medical need in non-active SPMS where no relevant treatments are available in the US
- Overall CALLIPER trial ongoing; brain volume data of the full 467 patients expected in April of 2025
- Results of this interim analysis may inform the ability to potentially reduce PIRA events in the ongoing phase 3 ENSURE program in RMS

Vidofludimus Calcium in MS: Straightforward Path Towards Potential Regulatory Approval


ENSURE
Interim Analysis
Late 2024
CALLIPER
Readout
April 2025
ENSURE-1
Readout
End of 2025
ENSURE-2
Readout
2026
NDA
Submission
2026
H2
H1
H2
H1
H2
H1
H2
H1
2024
2025
2026
Phase 3 ENSURE-1 Trial in RMS
Phase 3 ENSURE-2 Trial in RMS
Phase 2 CALLIPER Trial in PMS
Potential Phase 3 Trial in PMS

Although we currently believe that each of these goals is achievable, they are each dependent on numerous factors, most of which are not under our direct control and can be difficult to predict. We plan to periodically review this assessment and provide updates of material changes as appropriate.

Consistent and Differentiated Results to Date in Both RMS and PMS

Assembling the Basis for Potential Regulatory Approvals

- Full readout of phase 3 ENSURE program in RMS
- Full readout of phase 2 CALLIPER trial in PMS
- Interim, non-binding futility analysis of phase 3 ENSURE program in RMS
- Positive phase 2 interim data in PMS showing clear impact on serum NfL in all subtypes and subpopulations
- Positive phase 2 data in RRMS open-label extension phase demonstrating signal for improvement in confirmed disability worsening
- Positive phase 2 data in RRMS demonstrating statistically significant effect on lesion control and relapse prevention, with clear impact on serum NfL

RMS: relapsing multiple sclerosis; PMS: progressive multiple sclerosis; NfL: neurofilament light chain; RRMS: relapsing-remitting multiple sclerosis

Q&A Session

Interim Analysis of the Phase 2 CALLIPER Trial

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS

Backup

Interim Analysis of the Phase 2 CALLIPER Trial

Key Challenge in All Forms of MS: Disability Worsening Over Time

RRMS:

- Dominated by focal inflammatory disease (MRI lesions) and relapses
- Disability progression caused by RAW and PIRA almost equally[*]
- RAW and PIRA contributing to disability worsening
- Treated with approved anti-inflammatory drugs

Relapsing Forms of MS (RMS)


Disability Worsening
Relapse
Time

Progressive Forms of MS (PMS)


Disability Worsening
Time

PPMS:

- Patients worsen on disability over time since diagnosis despite no relapses and new MRI lesions measurable
- Substantial disability worsening
- Ocrelizumab only approved therapy in PPMS

Active SPMS:

- Patients with RMS can develop aSPMS
- Increase in disability with only small number of relapses and occasional MRI lesions measurable
- Higher contribution for disability by PIRA over RAW[*]


Disability Worsening
RMS Phase
aSPMS
Time


Disability Worsening
RMS Phase
n-aSPMS
Time

With disability progression

Without disability progression

Non-Active SPMS:

- Patients with RMS or aSPMS can develop n-aSPMS
- Increase in disability without relapses and new MRI lesions driven by PIRA[*]
- No treatments available
- Generally considered the most difficult-to-treat MS patient population

Adapted from Kretzschmar A., MSVirtual2020; [*]Lublin FD, et al. Brain. 2022 Sep 14;145(9):3147-3161

MS: multiple sclerosis; MRI: magnetic resonance imaging; RAW: relapse-associated worsening; PIRA: progression independent of relapse activity; RRMS: relapsing-remitting MS; SPMS: secondary progressive MS; PPMS: primary progressive MS; a: active; n-a: non-active

Immunic THERAPEUTICS

Patient Demographics and Baseline Characteristics
Total Study Population of 467 Enrolled Patients

Progressive Disease Subtypes


N=37
7.9%
N=152
32.5%
N=278
59.5%
Primary progressive MS
Non-active secondary progressive MS
Active secondary progressive MS
Total N=467

Baseline Characteristics

Baseline Patient Characteristics		Total (N=467)
Age [years], median (min-max)		51.0 (21-65)
Gender (n and % female)		302 (64.7 %)
Race (n and % White)		460 (98.7 %)
Country	Ukraine (n and %)	127 (27.2 %)
	Poland (n and %)	102 (21.8 %)
	Bulgaria (n and %)	95 (20.3 %)
BMI [kg/m^2], median (min-max)		25.0 [15.8 – 46.6]
SDMT [points], median (min-max)		35.0 [0-180]
EDSS at Visit 1, median (min-max)		5.5 [2.5-6.5]
MS relapses during last 24 h, median (min-max)		0.0 [0-1]

Disease subtype information are used as diagnosis entered by investigator at study entry
BMI: body mass index; SDMT: Symbol Digit Modalities Test; EDSS: Expanded Disability Status Scale

Immunic THERAPEUTICS

Overall PMS Population: Change in Serum NfL

Compared to Normalized Baseline

Total Interim Analysis Population (24-Week Completer)

N=102 (45 mg IMU-838), N=101 (Placebo)



Serum NfL concentrations (in ng/L)
4
2
0
-2
-4
2.705
(15.8%)
-1.206
(-6.7%)
Baseline
24 Weeks
Placebo __ 45 mg IMU-838 __

48-Week Completer Subpopulation

N=41 (45 mg IMU-838), N=38 (Placebo)



Serum NfL concentrations (in ng/L)
4
2
0
-2
-4
1.60
(6.84%)
1.12
(6.37%)
-0.29
(-1.73%)
-1.72
(-10.39%)
Baseline
24 Weeks
48 Weeks
Placebo __ 45 mg IMU-838 __

N = Number of patients in the corresponding treatment groups, only patients with both, baseline value and a week 24 and/or week 48 value, are considered for this change from baseline analysis, baseline normalized between treatment arms
The graphs display the change in nominal group averages from baseline and in parentheses displayed as change from baseline in % of baseline
Arithmetic mean value for group averages and standard error, includes all randomized patients with available data at interim analysis

Overall PMS Population: Change in Serum NfL

Post-Hoc Statistical Analysis of Change from Baseline to Week 24

Total Interim Analysis Population (24-Week Completer)

N=102 (45 mg IMU-838), N=101 (Placebo)



Nominal Change in NfL from BL to W24
4
2
0
-2
-4
Serum NfL concentrations (in ng/L)
Δ +2.705 ng/L (Placebo)
Δ -1.206 ng/L (45mg IMU-838)
Δ -22.4%
* p=0.01 (post-hoc)
Baseline
24 Weeks

Post-Hoc Statistical Analysis:

The nominal change in NfL is significantly different.

Overall group difference: -3.91

95% CI of difference: -6.93 to -0.89

Unpaired T-test:

two-tailed **p-value = 0.01**

BL: baseline; W24: week 24; 95%CI: 95% confidence interval, NfL: neurofilament light chain

N = Number of patients in the corresponding treatment groups, only patients with both, baseline value and a week 24 value, are considered for this change from baseline analysis, baseline normalized between treatment arms. The graphs display the change in nominal group averages from baseline and in parentheses displayed as change from baseline in % of baseline. Arithmetic mean value for group averages and standard error, includes all randomized patients with available data at interim analysis.

Change in Serum NfL by PMS Disease Subtype

Change from Baseline to Week 24 in % of Baseline



PPMS
n-aSPMS
aSPMS
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
17.8%
-1.0%
10.8%
-9.3%
35.6%
-7.7%
N=32 (IMU-838)
N=27 (Placebo)
N=62 (IMU-838)
N=62 (Placebo)
N=8 (IMU-838)
N=12 (Placebo)
45 mg IMU-838
Placebo

Standard deviation for change from baseline in % of baseline: PPMS: IMU-838 7.1%, placebo 7.8%; n-aSPMS: IMU-838 14.7%, placebo 9.4%, aSPMS: IMU-838 10.3%, placebo 10.3%, arithmetic mean value for group averages

Includes all randomized patients with available neurofilament data at interim analysis, dose of 45 mg once daily IMU-838 versus placebo; active and non-active SPMS designation as per diagnosis by clinical investigator at study entry

PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; n-a: non-active; a: active

Change in Serum NfL by Active Disease Status During Study

Change from Baseline to Week 24 in % of Baseline, 45 mg of Vidofludimus Calcium



aPMS
n-aPMS
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
18.8%
13.8%
-12.9%
-2.6%
N= 27 (IMU-838)
N=35 (Placebo)
N=75 (IMU-838)
N=66 (Placebo)
45 mg IMU-838
Placebo

Active Disease = any MS disease activity shown as <new or enlarging T2 MRI lesions> OR <new Gd+ MRI lesions> OR <relapse>; non-active Disease = all but active disease
Standard deviation for change from baseline in % of baseline: active disease 48.2%, placebo 96.2%; non-active disease: IMU-838 30.1%, placebo 46.7%, group average are given as arithmetic mean
Includes all randomized patients with available neurofilament data at interim analysis / n-a: non-active; a: active

Immunic THERAPEUTICS

Change in Serum NfL by MRI Activity During Study

Change from Baseline to Week 24 in % of Baseline, 45 mg of Vidofludimus Calcium


aMRI
n-aMRI
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
21.1%
-12.6%
12.7%
-3.0%
N= 26 (IMU-838)
N=32 (Placebo)
N=76 (IMU-838)
N=69 (Placebo)
45 mg IMU-838
Placebo

Active MRI = activity shown as <new or enlarging T2 MRI lesions> OR <new G+ MRI lesions>; non-active MRI = all but active MRI
Standard deviation for change from baseline in % of baseline: active MRI 48.7%, placebo 99.7%; non-active MRI: IMU-838 30.1%, placebo 46.0%, group average are given as arithmetic mean
Includes all randomized patients with available neurofilament data at interim analysis / MRI: magnetic resonance imaging; n-a: non-active; a: active